    As filed with the Securities and Exchange Commission on November 16, 2004
                                                           Registration No. 333-

================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM S-3
                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933


                                 SIX FLAGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

       Delaware                      7990                      736137714
    (State or Other            (Primary Standard            (I.R.S. Employer
    Jurisdiction of               Industrial               Identification No.)
    Incorporation or       Classification Code Number)
     Organization)


                                 SIX FLAGS, INC.
                           11501 Northeast Expressway
                          Oklahoma City, Oklahoma 73131
                                 (405) 475-2500
               (Address, Including Zip Code, and Telephone Number
        Including Area Code, of Registrants' Principal Executive Offices)


                              JAMES COUGHLIN, ESQ.
                                 SIX FLAGS, INC.
                              122 East 42nd Street
                            New York, New York 10168
                                 (212) 599-4690
            (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent For Service)


                                 WITH COPIES TO:

                             Howard Chatzinoff, Esq.
                             David Lefkowitz, Esq.
                           Weil, Gotshal & Manges LLP
                                767 Fifth Avenue
                            New York, New York 10153
                                 (212) 310-8000

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
      As soon as practicable after the effective date of this Registration
                                   Statement.

      If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

      If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

      If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-76595

      If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. [ ]

      If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

      TITLE OF EACH      AMOUNT TO      PROPOSED       PROPOSED        AMOUNT OF
   CLASS OF SECURITIES      BE          MAXIMUM        MAXIMUM     REGISTRATION FEE
    TO BE REGISTERED    REGISTERED      OFFERING      AGGREGATE           (2)
                                       PRICE PER       OFFERING
                                          UNIT        PRICE (1)

    Debt Securities     $16,500,000       100%       $16,500,000       $2090.55


(1) This Registration Statement relates to the Registrant's Registration Statement on Form S-3 (Registration No. 333-76595) (the "Prior Registration Statement"). In accordance with Rule 462(b) of the Securities and Exchange Commission's Rules and Regulations under the Securities Act of 1933, as amended, the proposed maximum aggregate offering price of securities eligible to be sold under the Prior Registration Statement ($282,500,000) is carried forward to this Registration Statement and an additional amount of securities having a proposed maximum aggregate offering price of $16,500,000 is registered hereby.

(2) $2090.55 is paid pursuant to this Registration Statement. The filing fee for the Prior Registration Statement was paid at the time of registration.

      IN ACCORDANCE WITH RULE 462(b) OF THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND REGULATIONS UNDER THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT INCORPORATES BY REFERENCE THE REGISTRANT'S REGISTRATION STATEMENT ON FORM S-3 (REGISTRATION NO. 333-76595) TO WHICH THIS REGISTRATION STATEMENT RELATES.

================================================================================

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

      The registrant hereby incorporates by reference into this registration statement the contents of the Registration Statement on Form S-3 (File No. 333-76595), as amended and supplemented to date, filed with the Securities and Exchange Commission on April 20, 1999 and declared effective on June 18, 1999.

Item 16.  Exhibits

      All exhibits filed with or incorporated by reference into Registration Statement No. 333-76595 are incorporated by reference into, and shall be deemed to be a part of, this registration statement. In addition, the following exhibits are filed herewith.

EXHIBITS

Exhibit Number    Exhibit Description
--------------    -------------------

  5.1      Opinion of Weil Gotshal & Manges LLP.
 23.1      Consent of KPMG LLP.
 23.3      Consent of Weil Gotshal & Manges LLP (included in Exhibit 5.1).
 24.1      Power of Attorney (included on signature page hereto)

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on November 16, 2004.

                                    SIX FLAGS, INC.

                                    By:               *
                                       ---------------------------------
                                                  Kieran E. Burke
                                             Chairman of the Board and
                                              Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                   Title                      Date
---------                   -----                      ----

            *               Chairman of the Board,     November 16, 2004
------------------------    Chief Executive Officer
Kieran E. Burke               (Principal Executive
                              Officer) and Director


/s/ James F. Dannhauser     Chief Financial Officer    November 16, 2004
------------------------      (Principal Financial
James F. Dannhauser          and Accounting Officer)
                                  and Director


            *               Director                   November 16, 2004
------------------------
Paul A. Biddelman

             *              Director                   November 16, 2004
------------------------
Michael E. Gellert

             *              Director                   November 16, 2004
------------------------
Francois Letaconnoux

            *               Director                   November 16, 2004
------------------------
Robert J. McGuire

            *               Director                   November 16, 2004
------------------------
Stanley S. Shuman


* BY: /s/ JAMES F. DANNHAUSER
     ----------------------------
      JAMES F. DANNHAUSER
      CHIEF FINANCIAL OFFICER